SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2006


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    000-51043                 43-1705942
  (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
of Incorporation or Organization)        Number)             Identification No.)


12 MASONIC AVE., CAMDEN, NY                                           13316
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (315) 245-3800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 24, 2007, International Wire Group, Inc. (the "Company"), GSCP (NJ), Inc. ("GSC"), Special Value Absolute Return Fund, LLC ("SVAR") and Special Value Opportunities Fund, LLC ("SVOF") entered into a letter agreement in order to waive the Company's obligations under Article 2 (Shelf Registration) of the Amended and Restated Registration Rights Agreement, dated as of November 23, 2004, by and among the Company, GSC, SVAR and SVOF. However, GSC, SVAR or SVOF may, at any time in their sole discretion, withdraw their waiver for the remainder of the period provided for under Article 2 of the Registration Rights Agreement, with such withdrawal effective 30 days after the date the applicable party provides notice of the withdrawal to the Company. GSC, SVAR and SVOF, either directly or through their affiliates, are significant shareholders of the Company, own a significant amount of the Company's 10 percent Secured Senior Subordinated Notes due 2011 and have representatives on the Company's Board of Directors.

The above description of the waiver does not purport to be a complete description and is qualified in its entirety by reference to the full text of the waiver, which is filed as an exhibit to this report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT             DESCRIPTION
-------             -----------

10.1 Letter agreement regarding Amended and Restated Registration Rights Agreement, dated April 24, 2007, among International Wire Group, Inc., GSCP (NJ), Inc., Special Value Absolute Return Fund, LLC and Special Value Opportunities Fund, LLC.










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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL WIRE GROUP, INC.


Date:  April 27, 2007                  By: /s/ Glenn J. Holler
                                           ------------------------------------
                                          Name:  Glenn J. Holler
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Secretary











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                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-------             -----------

10.1 Letter agreement regarding Amended and Restated Registration Rights Agreement, dated April 24, 2007, among International Wire Group, Inc., GSCP (NJ), Inc., Special Value Absolute Return Fund, LLC and Special Value Opportunities Fund, LLC.